Investments	12 Months Ended
Dec. 31, 2025
Investments [Abstract]
INVESTMENTS

8 - INVESTMENTS

The Company accounts for its private company investments without readily determinable fair values under the cost method. These investments, for which the Company is not able to exercise significant influence over any one individual investee, is measured and accounted for using an alternative measurement basis of a) the security’s carrying value at cost, b) less any impairment and c) plus or minus any qualifying observable price changes. Observable price changes or impairments recognized on the Company’s private company investments would be classified as a Level 3 financial instrument within the fair value hierarchy based on the nature of the fair value inputs. Any adjustments to the carrying values are recognized in other income, net in the Company’s consolidated statements of operations and comprehensive income (loss). These investments, which do not have a stated contractual maturity date, were classified as Investments on the Company’s consolidated balance sheets.

During the year ended December 31, 2025, the Company determined that its investments were fully impaired. As such, an impairment loss of $235,877 which is recorded within Other expense in our consolidated statements of operations. During the year ended December 31, 2024, the Company recognized an impairment loss of $216,278.